SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                 Date of Event Requiring Report: August 24, 2001

                              TRIPLE S PARTS, INC.
             (Exact name of registrant as specified in its charter)

   Nevada                     0-28913                88-0354194
(State  of  Incorporation)     (Commission  File  No.)       (IRS Tax Id Number)


               1004 Depot Hill Rd., Ste. 1E, Broomfield, CO 80020
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               (Address of Principal Executive Offices) (Zip Code)

                                  303-404-9904
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                (Issuer's Telephone Number, Including Area Code)


ITEM  1.  CHANGES  IN  CONTROL  OF  REGISTRANT

See  response  to  Item  2,  Disposition  of  Assets.

ITEM  2.   ACQUISITION  OR  DISPOSITION  OF  ASSETS

On August 24, 2001, Triple S Parts, Inc. (the "Company"), executed a conditional
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Agreement  of  Stock Exchange ("Agreement") with Charles Booth Professional Hair
                                                 -------------------------------
Care  Products,  Inc.,  a  New  York  corporation  ("CBI"),  and  CBI's majority
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shareholders:  Charles  Booth,  individually, ("Booth"), David Kohn ("Kohn") and
 -------       --------------                            ----------
Ted  Kramer,  Esq.  ("Kramer"),  hereinafter  referred  to  collectively, as the
 ----------------
"Sellers".
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The  Company  presently is authorized to issue 50,000,000 shares of common stock
(the "Company Shares"), par value $.0005 per share, of which 2,743,500 shares are presently issued and outstanding. As set forth in the Agreement, which is attached hereto as Exhibit "10.1", the Company is to receive subscriptions to purchase a total of 500,000 additional Company Shares (the "Subscriptions") from the Sellers and/or their assigns or nominees. Further, on the "Closing Date", the date of which shall be determined after the Company has a shareholder's meeting pursuant to Rule 14(c) of the Securities Act of 1934, and if approved by the majority of the Company's shareholders, the Company shall issue the number of Company Shares as hereinafter determined in return for all the issued and outstanding shares of common stock of CBI ("Company Shares") presently owned by the Sellers. This share exchange shall be referred to herein as the "Stock Exchange", which shall result in that: (a) Sellers will own 6,289,000 Company Shares, or 66% of the outstanding Company Shares (after giving effect to the sale of Company Shares pursuant to the Subscriptions), with the remaining 34% of the Company Shares (3,306,500) being owned by the present shareholders of Company and potential purchasers in the Subscriptions. All Company Shares, when issued, shall be fully-paid and non-assessable, and no preemptive rights of stockholders shall exist with respect to such shares or the issue or sale thereof.

This stock exchange shall be effected as a tax-free exchange pursuant to Section 351 and/or Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended (the "Code").

The Company Shares being acquired by the Sellers are being acquired for investment only and not with a view to the further sale or distribution thereof. Such Company Shares issued hereunder constitute "restricted securities" as that term is defined under Rule 144 of the Rules and Regulations promulgated under the Securities Act of 1933 (the "Securities Act"). The Company Shares may not be sold, assigned or otherwise disposed of unless registered or otherwise exempt from registration under the Securities Act and such other state securities laws as may be applicable. The certificates representing such shares shall contain an appropriate investment legend. That being said, is important to note that the Sellers intend to eventually register their shares under an applicable registration filing; However, any such registered shares shall be subject to a leak out agreement over 2 years from the date of issuance a copy of which has yet to have been memorialized.

DESCRIPTION  OF  THE  BUSINESS

Charles Booth Professional Hair Care Products, Inc. ("CBI"), a New York Corporation, was formed in December 1997. CBI is engaged primarily in the business of developing, manufacturing, marketing and distributing hair care and related products targeted for use and resale by professional salons. The company owns it's own bottle molds, exclusive IFF fragrances and formulations. Wherever possible, the company uses natural environmentally friendly ingredients, and espouses a cruelty-free policy in its formulations. CBI was established to develop and market the Charles Booth brand of pure and natural professional hair care products (the "Charles Booth Brand"). The Charles Booth Brand was developed during the last eight years by Charles Booth, to include cruelty free, environmentally friendly products, intended exclusively for the professional or salon-spa market, both for use by salons and for further resale to the clients of the salons.

Charles Booth, who shall be CBI's President, CEO and a director, has over 35 years experience in the hair care industry. He is the founder of "La Coupe Salons", the La Coupe product line and the Charles Booth product line. Mr. Booth comes from a family well known in the British hair care industry. He apprenticed in England with Vidal Sassoon and in the United States served as the artistic director and manager of the flagship Vidal Sassoon Madison Avenue Salon. While still in his early twenties, Mr. Booth established "La Coupe of Montreal" and subsequently, a Madison Avenue salon bearing the name "La Coupe", which, in 1994, was named one of the top ten salons in the United States by the "New York Times." One of Charles Booth's industry acknowledged landmark achievements was introducing hair mousse to North America in 1983. He also is credited with introducing the concept of "cruelty free" products to the USA and Canada. Mr. Booth nurtured the La Coupe Hair Care product line into a multimillion-dollar business. Charles Booth has appeared on numerous television shows including CNN, CBS News, NBC News, ABC, Geraldo, Sally Jesse Raphael, Fox Broadcast Show, among others. Mr. Booth has also appeared extensively on Canadian television and is a regular guest on Citiline TV, which is broadcast nationally out of Toronto. In the early 80's, Booth correctly predicted the coming boom in the hair-coloring category. Much of this was illustrated in his book How To Cut Curl and Care For your Hair, which was published in 1982 by Macmillan press. His work and his products have been featured in Vogue, Bazaar, Elle, W, Cosmopolitan, Glamour, Seventeen, Marie Claire, New York Magazine, The New York Times.

Mr. Booth's business strategy developed the La Coupe hair care product brand, which was originally marketed to salons and hair care professionals, and represents the business model for development of the Charles Booth Brand (the "Brand"). In producing and growing the Brand, Mr. Booth has worked and continues to work closely with the IFF Corporation, the recognized industry leader, to develop signature fragrances and formulas for both the La Coupe and Charles Booth brands. The La Coupe brand, based on the same model, was licensed to Playtex Jhirmack in 1989 for license fees of $7,000,000.

The Charles Booth Brand already has a substantial following and recognition value throughout the United States and Canada.

David S. Kohn of Westchester, New York is the majority shareholder of Charles Booth Professional Hair Care Products, Inc. Mr. Kohn has a background in corporate and real estate financing, acquisitions and workouts. He is included in Marquis' "Who's Who in America", 55th ed., 2001. He presently is Chairman and CEO of CPA Internetwork Ltd., a distance learning and financial services company for CPA's over the internet and through video conferencing. Mr. Kohn educational background is as follows:

1995     Ph.D.,  New  York  University,  Accounting/Education
1972     Pace  University,  C.P.A.  Accounting/Taxation
1969     Long  Island  University,  M.B.A.,  Finance
1967     C.W.  Post  College,  B.A.,  Finance

Mr. Kohn also is currently Adjunct Professor in Finance at Yeshiva University in New York City.

Mr. Kohn has offered to assist Charles Booth Professional Hair Care Products, Inc. with his broad background and varied experience.

ITEM  6.  RESIGNATION  OF  REGISTRANT'S  DIRECTORS

At  the  time of Closing, the President and sole director of the Company, Thomas
F. Pierson, will resign and Charles Booth shall be appointed as President and director along with Ted Kramer.

ITEM  7.  FINANCIAL  STATEMENTS,  PRO  FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  Financial  Statements  of  Business  Acquired.

     The financial statements required to be filed as part of this Current Report on Form 8-K will be filed no later than 75 days from the date of the Merger as an amendment to this Report.

     (b)  Pro  Forma  Financial  Information.

     The pro forma financial information required to be filed as part of this Current Report on Form 8-K will be filed no later than 75 days from the date of the Merger as an amendment to this Report

     (c)  Exhibit

10.1 A conditional Agreement of Stock Exchange Agreement dated as of August 24, 2001 by and between Triple S Parts, Inc., Charles Booth Professional Hair Care Products, Inc., a New York corporation ("CBI"), and CBI's majority shareholders: Charles Booth, individually, David Kohn and Ted Kramer, Esq.


99. Letter and balance sheet from Birkenfeld Horwitz & Chu, LLP for Charles Booth Professional Hair Care Products, Inc. for December 31, 2000.

     SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


     By  /s/
Thomas  F.  Pierson,  President


     Date:  September  7,  2001